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                                                                   EXHIBIT 23(A)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


               As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into The Phoenix Resource Companies, Inc.Gs previously filed registration statement on Form S-8 (File No. 33-41594).





                                                   ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma,
   February 23, 1996